OPPENHEIMER VALUE FUND/VA

Supplement dated February 28, 2013 to the

Summary Prospectus dated April 30, 2012

This supplement amends the Summary Prospectus of Oppenheimer Value Fund/VA (the “Fund”), dated April 30, 2012, and is in addition to any other supplements.

The Summary Prospectus is revised as follows:

1.	The section titled “Portfolio Managers,” on page 3, is deleted in its entirety and replaced with the following:

Portfolio Manager. Michael S. Levine, CFA, has been portfolio manager of the Fund since February 28, 2013. Effective as of March 11, 2013, Laton Spahr, CFA, replaces Mr. Levine as portfolio manager of the Fund.

2.	Effective as of April 30, 2013, the Fund will change its name to “Oppenheimer Equity Income Fund/VA,” its investment objective and principal investment strategies will change, and Michael S. Levine will be the portfolio manager of the Fund.

February 28, 2013	PS0642.008

OPPENHEIMER VALUE FUND/VA

Supplement dated February 22, 2013 to the

Summary Prospectus dated April 30, 2012

This supplement amends the Oppenheimer Value Fund/VA (the "Fund") summary prospectus (the "Summary Prospectus") dated April 30, 2012, and is in addition to any other supplements.

Effective as of April 30, 2013:

1. The Fund will change its name to "Oppenheimer Equity Income Fund/VA." All references to “Oppenheimer Value Fund/VA” are replaced by references to “Oppenheimer Equity Income Fund/VA.”

2. The section titled “Investment Objective,” on page 1, is deleted in its entirety and replaced by the following:

Investment Objective. The Fund seeks total return.

3. The section titled "Principal Investment Strategies," beginning on page 2, is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund may invest in equity securities other than common stocks, such as preferred stocks, warrants and securities convertible into common stocks. The Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks. The Fund may invest in equity securities both for current income from dividends as well as for growth opportunities.

The Fund can buy securities of companies in developed and emerging market countries. The Fund has no limits on the amounts it can invest in foreign securities. However, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

In selecting investments for the Fund, the portfolio manager mainly relies on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The Fund also looks for securities that offer higher than average dividends. The portfolio manager generally uses a fundamental approach to analyzing issuers, for example, by looking at price/earnings ratios and current balance sheet information. Currently, the portfolio manager focuses on securities that have high current income and are believed to have substantial earnings possibilities, have low price/earnings ratios relative to other securities, and that have a low price relative to the underlying value of the issuer's assets, earnings, cash flow or other factors. These criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio manager believes no longer meet these criteria, but is not required to do so.

4. The following risks are added to the section titled ”Principal Risks,” on page 2:

Main Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally rank behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund's performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

5. The section titled "Who is the Fund Designed For?,” on page 3, is deleted in its entirety and replaced by the following:

Who Is the Fund Designed For? The Fund’s shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund emphasizing investments in equity securities. Since the Fund’s income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

6. The section titled "Portfolio Managers," on page 3, is deleted in its entirety and replaced by the following:

Portfolio Manager. Michael S. Levine, CFA, has been a Vice President and portfolio manager of the Fund since April 2013.

February 22, 2013	PS0642.007

Limited Term New York Municipal Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer California Municipal Fund

Oppenheimer Cash Reserves

Oppenheimer Equity Fund

Oppenheimer Flexible Strategies Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Value Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited Term Municipal Fund

Oppenheimer Main Street Select Fund®

Oppenheimer Money Market Fund, Inc.

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester® Arizona Municipal Fund

Oppenheimer Rochester® Intermediate Term Municipal Fund

Oppenheimer Rochester® Maryland Municipal Fund

Oppenheimer Rochester® Massachusetts Municipal Fund

Oppenheimer Rochester® Michigan Municipal Fund

Oppenheimer Rochester® Minnesota Municipal Fund

Oppenheimer Rochester® National Municipals

Oppenheimer Rochester® North Carolina Municipal Fund

Oppenheimer Rochester® Ohio Municipal Fund

Oppenheimer Rochester® Short Term Municipal Fund

Oppenheimer Rochester® Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Short Duration Fund

Oppenheimer Small- & Mid-Cap Growth Fund

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

Oppenheimer Money Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

Oppenheimer Value Fund/VA

Rochester® Fund Municipals

Supplement to the Summary Prospectus

This supplement amends the summary prospectus (the “Summary Prospectus”) of each of the above referenced funds (each a “Fund” or collectively, the “Funds”) and is in addition to any other supplement(s).

Effective January 1, 2013, the Summary Prospectus of each Fund is revised as follows:

1.	References to the "Manager" in the Summary Prospectus mean OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. unless the context indicates otherwise or unless otherwise specified.

2.	The section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

PS0000.079

OPPENHEIMER Value Fund/VA A series of Oppenheimer Variable Account Funds Summary Prospectus April 30, 2012
Share Classes:
Non-Service Shares
Service Shares

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/OppenheimerValueFundVA. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated April 30, 2012, and pages 2 through 33 of its most recent Annual Report, dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/OppenheimerValueFundVA.  The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)
	Non-Service	Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Non-Service Shares	Service Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	1.08%	0.90%
Total Annual Fund Operating Expenses	1.83%	1.90%
Fee Waiver and/or Expense Reimbursement*	(1.03%)	(0.85%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%

* The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares. This expense limitation may not be amended or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service	$82	$479	$902	$2,081
Service	$108	$519	$956	$2,173

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks of companies that the portfolio manager believes are undervalued in the marketplace. They use fundamental analysis to seek companies whose intrinsic value is greater than the current price of their securities. A company's security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund may realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager's "bottom up" approach uses fundamental analysis to select securities one at a time, based on factors such as a company's long-term earnings and growth potential, before considering industry trends. The portfolio manager currently focus on companies with the following characteristics, which may vary in particular cases and may change over time:

  Attractive valuation,

  Future supply and demand conditions for its key products,

  Product cycles,

  Quality of management,

  Competitive position in the market place,

  Reinvestment plans for cash generated, and

  Better-than-expected earnings reports.

The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range, including small- and mid-sized companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

The Fund may invest up to 25% of its total assets in securities of companies or governments in any foreign country, including both developed and emerging market countries. The Fund may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock and may invest up to 10% of its net assets in debt securities.

The portfolio manager may consider selling a stock, but are not required to, for one or more of the following reasons:

  the stock price is approaching its price target,

  the company's fundamentals are deteriorating, or

  alternative investment ideas have been developed.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Main Risks of Value Investing. Value investing entails the risk that if the market does not recognize that the Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  The Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund emphasizing investments in stocks. Since the Fund's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/OppenheimerValueFundVA

During the period shown, the highest return before taxes for a calendar quarter was 26.91% (2nd Qtr 09) and the lowest return before taxes for a calendar quarter was -24.60% (4th Qtr 08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years (or life of class, if less)
Non-Service Shares (inception 01-02-2003)	(4.93%)	1.99%	7.81%
Service Shares (inception 9-18-2006)	(4.48%)	(2.15%)	(0.80%)
Russell 1000® Value Index	0.39%	(2.64%)	6.31%[1]
(reflects no deduction for fees, expenses or taxes)			0.01%[2]

1.  From 12-31-02
2.  From 8-31-06

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Mitch Williams, CFA, has been a portfolio manager of the Fund since January 2009 and a Vice President of the Fund since November 2008.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Manager, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Value Fund/VA

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/OppenheimerValueFundVA. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports, on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0642.001.0412